UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2021

ALCOA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37816	81-1789115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500 Pittsburgh, Pennsylvania	15212-5858
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 412-315-2900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 8, 2021, Alcoa Corporation (the “Company”) issued a press release announcing the pricing of an offering (the “Offering”) of senior notes (the “New Notes”) by Alcoa Nederland Holding B.V. (the “Issuer”), a wholly-owned subsidiary of the Company. The Issuer intends to use the net proceeds of the issuance of the New Notes, together with cash on hand, to contribute approximately $500 million to affiliate U.S. defined benefit pension plans applicable to salaried and hourly employees and to redeem in full the outstanding 6.75% Senior Notes due 2024 (the “2024 Notes”), and pay transaction-related fees and expenses. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference into this Item 8.01.

The Issuer has issued a conditional notice of redemption to redeem all $750 million aggregate principal amount outstanding of its 2024 Notes. The 2024 Notes will be redeemed on April 7, 2021 (the “Redemption Date”) at a redemption price equal to 103.375% of the principal amount of the 2024 Notes, plus accrued and unpaid interest to but not including the Redemption Date. The Issuer’s obligation to redeem the 2024 Notes is conditioned upon the consummation, on or prior to the Redemption Date, of the Offering on terms and conditions that are satisfactory to the Issuer (the “Condition”). In the Issuer’s discretion, the Redemption Date may be delayed until such time as the Condition has been satisfied (or waived by the Issuer in its sole discretion).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit number	Description

99.1	Press Release of Alcoa Corporation dated March 8, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

By:	/s/ Marissa P. Earnest
Marissa P. Earnest
Senior Vice President, Chief Governance Counsel and Secretary

Date: March 8, 2021